SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2004

                                 First Horizon

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                 First Horizon
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2004-AA1

On June 25, 2004, The Bank of New York, as Trustee for First Horizon, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AA1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004, among First Horizon as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of First Horizon, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AA1 relating to the distribution date of June 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2004


                                 First Horizon


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2004


                             Payment Date: 06/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        226,153,000.00    4.875114%     4,826,392.14    918,768.09    5,745,160.23       0.00       0.00
                        A2         34,000,000.00    4.875114%       960,357.13    138,128.24    1,098,485.37       0.00       0.00
                        A3         11,000,000.00    4.875114%             0.00     44,688.55       44,688.55       0.00       0.00
Residual                AR                100.00    4.875114%           100.00          0.41          100.41       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         10,440,000.00    4.875114%        17,665.51     42,413.49       60,079.00       0.00       0.00
                        B2          2,900,000.00    4.875114%         4,907.08     11,781.53       16,688.61       0.00       0.00
                        B3          1,740,000.00    4.875114%         2,944.25      7,068.92       10,013.17       0.00       0.00
                        B4          1,595,000.00    4.875114%         2,698.90      6,479.84        9,178.74       0.00       0.00
                        B5          1,305,000.00    4.875114%         2,208.19      5,301.69        7,509.87       0.00       0.00
                        B6            870,465.00    4.875114%         1,472.91      3,536.35        5,009.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        290,003,565.00     -            5,818,746.11  1,178,167.09    6,996,913.20     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        221,326,607.86              0.00
                                A2         33,039,642.87              0.00
                                A3         11,000,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         10,422,334.49              0.00
                                B2          2,895,092.92              0.00
                                B3          1,737,055.75              0.00
                                B4          1,592,301.10              0.00
                                B5          1,302,791.81              0.00
                                B6            868,992.09              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        284,184,818.89     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    226,153,000.00     4.875114% 32051D3G5    21.341270      4.062595    978.658730
                           A2     34,000,000.00     4.875114% 32051D3H3    28.245798      4.062595    971.754202
                           A3     11,000,000.00     4.875114% 32051D3J9     0.000000      4.062595  1,000.000000
Residual                   AR            100.00     4.875114% 32051D3K6   1,000.000000    4.062595      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     10,440,000.00     4.875114% 32051D3M2     1.692098      4.062595    998.307902
                           B2      2,900,000.00     4.875114% 32051D3N0     1.692098      4.062595    998.307902
                           B3      1,740,000.00     4.875114% 32051D3P5     1.692098      4.062595    998.307902
                           B4      1,595,000.00     4.875114% 32051D3Q3     1.692098      4.062595    998.307902
                           B5      1,305,000.00     4.875114% 32051D3R1     1.692098      4.062595    998.307902
                           B6        870,465.00     4.875114% 32051D3S9     1.692096      4.062595    998.307904
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     290,003,565.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       284,184,818.62   284,184,818.62
Loan count                   1046             1046
Avg loan rate           5.281114%             5.28
Prepay amount        5,328,031.58     5,328,031.58

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        94,251.77        94,251.77
Sub servicer fees            0.00             0.00
Trustee fees             1,450.02         1,450.02


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.510205%           100.000000%            271,153,100.00
   -----------------------------------------------------------------------------
   Junior            6.489795%             0.000000%             18,818,568.16
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              1                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,996,913.20          6,996,913.20
Principal remittance amount            5,818,746.11          5,818,746.11
Interest remittance amount             1,178,167.09          1,178,167.09